2 BOARD OF DIRECTORS Louis S. Haddad, Executive Chairman of the Board Daniel A. Hoffler, Chairman Emeritus of the Board James A. Carroll, Lead Independent Director George F. Allen, Independent Director Jennifer R. Boykin, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director Shawn J. Tibbetts, Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Shawn J. Tibbetts, President and Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer Scotia Capital USA Inc Viktor Fediv (212) 225-6911 viktor.fediv@scotiabank.com Bank of America Merrill Lynch Jana Galan (646) 855-5042 jana.galan@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience developing, building, acquiring, and managing high-quality retail, office, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com. CORPORATE PROFILE CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com Jefferies LLC Jonathan Petersen (212) 284-1705 jpetersen@jefferies.com

3 HIGHLIGHTS $0.20 Third Quarter FFO Per Diluted Share $0.29 Third Quarter Normalized FFO Per Diluted Share 95.7% Wtd. Avg. Stabilized Portfolio Occupancy as of September 30, 2025 59% ABR in Mixed-Use Communities 270K Square Feet of New and Renewed Commercial Space for the Third Quarter of 2025 1.0% Total Same Store GAAP NOI Increase Quarter Over Quarter Change 5.7% Third Quarter Retail Lease Renewal Spread Increase, GAAP 21.6% Third Quarter Office Lease Renewal Spread Increase, GAAP 4.5% Office Same Store GAAP NOI Increase Quarter Over Quarter Change

4 (1) See appendix for definitions. Ranges include or exclude certain items as per definition. (2) See definition in appendix. Refer to the Hedging Activity slide for the breakdown of derivative interest income for the third quarter of 2025. 2025 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PROPERTY PORTFOLIO NOI $174.1M $175.5M CONSTRUCTION SEGMENT PROFIT $5.5M $6.5M G&A EXPENSES ($17.2M) ($16.4M) INTEREST INCOME $15.8M $16.2M ADJUSTED INTEREST EXPENSE(2) ($63.7M) ($61.7M) NORMALIZED FFO PER DILUTED SHARE $1.03 $1.07 GUIDANCE ASSUMPTIONS • Southern Post Office - Stabilized in 2H26 • Southern Post Retail - Stabilized in 4Q25 • Allied Multifamily - Stabilized 1H26 • Acquisition of one Real Estate Financing asset in 4Q25

SUMMARY INFORMATION

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Net (Loss) Income Attributable to Common Stockholders and OP Unitholders	($3,575)	$3,907	($7,227)	$26,140
Net (Loss) Income per Diluted Share Attributable to Common Stockholders and OP	**($0.04)**	**$0.04**	**($0.07)**	**$0.26**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	29,614	25,390	25,608	27,837
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.29**	**$0.25**	**$0.25**	**$0.27**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.5x	5.2x	5.4x	5.8x
Fixed Charge Coverage Ratio(1)	2.2x	2.2x	2.5x	2.4x
CAPITALIZATION				
Common Shares Outstanding	80,155	80,160	80,156	79,696
Operating Partnership Units Outstanding	23,521	23,507	21,942	21,666
Common Shares and Operating Partnership Units Outstanding	103,676	103,667	102,098	101,362
Market Price per Common Share as of Last Trading Day of Quarter	$7.01	$6.87	$7.51	$10.23
Common Equity Capitalization	709,144	712,192	766,756	1,036,933
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	880,229	883,277	937,841	1,208,018
Total Debt(2)	1,487,257	1,448,237	1,321,436	1,297,510
Total Capitalization	$2,367,486	$2,331,514	$2,259,277	$2,505,528
STABILIZED PORTFOLIO OCCUPANCY(1)				
Retail	96.0%	94.2%	94.5%	95.3%
Office	96.5%	96.3%	97.5%	97.2%
Multifamily	94.2%	94.0%	95.0%	95.3%
Weighted Average(3)	95.7%	94.9%	95.7%	96.0%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$18,194	$17,912	$17,583	$19,004
Number of Properties	46	46	46	46
Net Rentable Square Feet	3,823k	3,823k	3,823k	3,824k
Office Portfolio				
Net Operating Income	$16,137	$14,947	$14,886	$12,817
Number of Properties	14	14	14	14
Net Rentable Square Feet	2,337k	2,337k	2,338k	2,335k
Multifamily				
Multifamily Portfolio(4)				
Net Operating Income	$7,955	$9,145	$8,523	$8,764
Number of Properties	11	12	11	11
Units	2,406	2,631	2,492	2,492

(1) See appendix for definitions.
(2) Excludes GAAP adjustments.
(3) Total occupancy weighted by annualized rent.
(4) Updated in the current quarter to exclude Greenside Apartments due to the impact of significant disruptive events.

5

SUMMARY INCOME STATEMENT

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended		Nine Months Ended	
	9/30/2025 (Unaudited)	9/30/2024	9/30/2025 (Unaudited)	9/30/2024
Revenues				
Rental Revenues	$68,724	$68,598	$197,672	$193,744
General Contracting and Real Estate Services Revenues	23,192	114,353	101,782	358,167
Interest Income	4,166	4,701	12,534	13,959
Total Revenues	96,082	187,652	311,988	565,870
Expenses				
Rental Expenses	17,622	16,652	49,323	46,344
Real Estate Taxes	6,148	6,184	18,675	17,995
General Contracting and Real Estate Services Expenses	21,128	110,987	96,970	346,385
Depreciation and Amortization	23,113	23,684	68,081	65,697
General & Administrative Expenses	4,447	5,187	17,831	15,564
Acquisition, Development & Other Pursuit Costs	10	2	350	5,530
Impairment Charges	350	—	350	1,494
Total Expenses	72,818	162,696	251,580	499,009
Operating Income	23,264	24,956	60,408	66,861
Interest Expense	(22,718)	(21,387)	(62,098)	(60,589)
Equity in Income (Loss) of Unconsolidated Real Estate Entities	38	—	(2,197)	—
Gain on Consolidation of Real Estate Entities	—	—	6,915	—
Loss on Extinguishment of Debt	(69)	(113)	(69)	(113)
Change in Fair Value of Derivatives and Other	(1,216)	(10,308)	(1,778)	6,978
Unrealized Credit Loss Release (Provision)	126	(198)	313	(53)
Other Income (Expense), Net	28	96	(44)	254
(Loss) Income Before Taxes	(547)	(6,954)	1,450	13,338
Income Tax (Provision) Benefit	(192)	(592)	185	120
Net (Loss) Income	($739)	($7,546)	$1,635	$13,458
Net Loss (Income) Attributable to Noncontrolling Interests in Investment Entities	51	17	131	(34)
Preferred Stock Dividends	(2,887)	(2,887)	(8,661)	(8,661)
Net (Loss) Income Attributable to AHH and OP Unitholders	($3,575)	($10,416)	($6,895)	$4,763
Net (Loss) Income per Diluted Share and Unit Attributable to AHH and OP Unitholders	($0.04)	($0.11)	($0.07)	$0.05
Weighted Average Shares & OP Units - Diluted[1]	102,093	90,598	101,839	89,293

6

(1) *Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding potentially dilutive impact of Preferred Stock.*

7 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 9/30/2025 12/31/2024 (Unaudited) Assets Real Estate Investments: Income Producing Property $2,441,965 $2,173,787 Held for Development 5,683 5,683 Construction in Progress 27,890 17,515 Accumulated Depreciation (504,419) (451,907) Net Real Estate Investments 1,971,119 1,745,078 Real Estate Investments Held for Sale 4,800 4,800 Cash and Cash Equivalents 46,511 70,642 Restricted Cash 3,313 1,581 Accounts Receivable, Net 58,274 52,860 Notes Receivable, Net 152,288 132,565 Construction Receivables, Including Retentions, Net 34,587 84,624 Construction Contract Costs and Estimated Earnings in Excess of Billings 2,638 6 Equity Method Investments 47,880 158,151 Operating Lease Right-of-Use Assets 22,669 22,841 Finance Lease Right-of-Use Assets 87,868 88,986 Acquired Lease Intangible Assets 80,181 89,739 Other Assets 65,007 60,990 Total Assets $2,577,135 $2,512,863 Liabilities and Equity Indebtedness, Net $1,485,657 $1,295,559 Accounts Payable and Accrued Liabilities 41,295 38,840 Construction Payables, Including Retentions 39,658 104,495 Billings in Excess of Construction Contract Costs and Estimated Earnings 5,755 5,871 Operating Lease Liabilities 31,242 31,365 Finance Lease Liabilities 93,280 92,646 Other Liabilities 36,609 54,418 Total Liabilities 1,733,496 1,623,194 Total Equity 843,639 889,669 Total Liabilities and Equity $2,577,135 $2,512,863

FFO, NORMALIZED FFO, & AFFO[1]

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)				Nine Months Ended (Unaudited)	
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2025	9/30/2024
Funds From Operations						
Net (Loss) Income Attributable to AHH and OP Unitholders	**($3,575)**	**$3,907**	**($7,227)**	**$26,140**	**($6,895)**	**$4,763**
Net (Loss) Income per Diluted Share	($0.04)	$0.04	($0.07)	$0.26	($0.07)	$0.05
Depreciation and Amortization[2]	23,395	21,979	24,400	24,899	69,774	63,855
Gain on Consolidation of Real Estate Entities	–	(6,915)	–	–	(6,915)	–
Gain on Dispositions of Operating Real Estate[3]	–	–	–	(21,305)	–	–
Impairment of Real Estate Assets	350	–	–	–	350	1,494 [4]
FFO	**$20,170**	**$18,971**	**$17,173**	**$29,734**	**$56,314**	**$70,112**
FFO per Diluted Share	$0.20	$0.19	$0.17	$0.29	$0.55	$0.79
Normalized FFO						
Acquisition, Development, and Other Pursuit Costs	10	286	54	1	350	5,530 [4]
Loss on Extinguishment of Debt	69	–	–	134	69	113
Non-Cash GAAP Adjustments	269	186	248	497	703	1,232
Severance-Related Costs	91	1,580	13	–	1,684	1,506
Decrease (Increase) in Fair Value of Derivatives	8,095	3,845	5,627	(2,497)	17,567	12,109
Stock Compensation Normalization	527	139	2,110	–	2,776	–
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	383	383	383	(32)	1,149	454
Normalized FFO	**$29,614**	**$25,390**	**$25,608**	**$27,837**	**$80,612**	**$91,056**
Normalized FFO per Diluted Share	$0.29	$0.25	$0.25	$0.27	$0.79	$1.02
Adjusted FFO						
Non-Cash Stock Compensation	804	1,225	1,354	1,241	3,383	3,646
Tenant Improvements, Leasing Commissions, Lease Incentives[5]	(4,420)	(2,486)	(2,458)	(3,480)	(9,364)	(11,303)
Property-Related Capital Expenditures[5]	(4,715)	(3,398)	(3,048)	(5,573)	(11,161)	(11,527)
Non-Cash Interest Expense[6]	1,899	2,187	2,058	1,891	6,144	5,801
Cash Ground Rent Payment - Finance Lease	(972)	(995)	(998)	(995)	(2,965)	(2,937)
GAAP Adjustments	(3,135)	(3,514)	(2,163)	(2,884)	(8,812)	(6,499)
AFFO	**$19,075**	**$18,409**	**$20,353**	**$18,037**	**$57,837**	**$68,237**
AFFO per Diluted Share	$0.19	$0.18	$0.20	$0.18	$0.57	$0.76
Non-Cash Notes Receivable Interest Income	(3,851)	(3,477)	(3,932)	(4,236)	(11,260)	(12,607)
AFFO less Non-Cash Notes Receivable Interest Income	**$ 15,224**	**$ 14,932**	**$ 16,421**	**$ 13,801**	**$ 46,577**	**$ 55,630**
AFFO less Non-Cash Notes Receivable Interest Income per Diluted Share	$ 0.15	$ 0.15	$ 0.16	$ 0.14	$ 0.46	$ 0.62
Weighted Average Common Shares Outstanding	80,155	80,154	79,992	79,695	80,101	67,630
Weighted Average Operating Partnership Units Outstanding	21,938	22,132	21,578	21,666	21,738	21,663
Total Weighted Average Common Shares and OP Units Outstanding[7][8]	102,093	102,286	101,570	101,361	101,838	89,293

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation and amortization attributable to noncontrolling interests in consolidated investments and depreciation and amortization attributable to unconsolidated investments.*
(3) *Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.*
(4) *Due to the write off of development costs related to an undeveloped land parcel in predevelopment.*
(5) *Excludes development, redevelopment, and first-generation space.*
(6) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*
(7) *Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock.*
(8) *Excludes unvested performance-based LTIP Units that are not considered participating securities.*

8

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three Months Ended 9/30/2025			
	Retail	Office[2]	Multifamily	Total
Stabilized Portfolio				
Portfolio NOI[1]	$17,767	$14,830	$9,420	$42,017
Equity Method Investment NOI	(29)	2,275	–	2,246
Non-Stabilized Properties NOI	(514)	(724)	(1,430)	(2,668)
Signed Leases Not Yet Occupied or in Free Rent Period	945	1,777	–	2,722
Stabilized Portfolio NOI	$18,169	$18,158	$7,990	$44,317
Annualized	$72,676	$72,632	$31,960	$177,268

Non-Stabilized Portfolio[3]

	As of 9/30/2025
Projects Under Redevelopment or Impacted by Significant Disruptive Events	$87,091
Properties in Lease Up	300,622
Development Opportunities[4]	1,800
Total Non-Stabilized Portfolio	$389,513

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$6,905

Non-Property Assets[5]

	As of 9/30/2025			
	Corporate	GCRES and Other	Real Estate Financing	Total
Cash and Restricted Cash	$10,410	$13,398	$–	$23,808
Accounts Receivable, Net	6,379	–	–	6,379
Real Estate Financing Investments	–	–	154,326	154,326
Construction Receivables, Including Retentions	–	34,587	–	34,587
Other Assets / Costs in Excess of Earnings	18,173	8,307	–	26,480
Total Non-Property Assets	$34,962	$56,292	$154,326	$245,580

Liabilities[5]

	As of 9/30/2025			
	Corporate and Property	GCRES and Other	Real Estate Financing	Total
Mortgages and Notes Payable[6]	$1,365,357	$–	$121,900	$1,487,257
Accounts Payable and Accrued Liabilities	40,451	845	–	41,296
Construction Payables, Including Retentions	–	39,658	–	39,658
Other Liabilities[6]	30,844	5,755	–	36,599
Total Liabilities	$1,436,652	$46,258	$121,900	$1,604,810

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 9/30/2025
Total Common Shares Outstanding	80,155
Total OP Units Outstanding	23,521
Total Common Shares & OP Units Outstanding	103,676

(1) Excludes expenses associated with the Company's in-house asset management division of $1 million for the 3 months ended 9/30/2025.
(2) Includes leases for spaces occupied by the Company, which are eliminated for GAAP purposes.
(3) Representative of costs incurred to date.
(4) Includes quantifiable undeveloped land opportunities.
(5) Excludes all portfolio related assets and liabilities.
(6) Excludes GAAP adjustments.

9

10 CREDIT PROFILE $ IN THOUSANDS Net Debt to Adjusted EBITDAre 5.3x 5.4x 5.5x 6.2x 6.5x 6.6x 6.4x 5.9x 5.8x 5.4x 5.2x 5.5x 5.9x 6.6x 7.1x 7.1x 7.5x 7.4x 7.5x 7.2x 7.2x 7.1x 7.7x 7.9x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt / Total Adjusted EBITDAre Q4 2022 Q1 2 023 Q2 2023 Q3 2023 Q4 2023 Q1 2 024 Q2 2024 Q3 2024 Q4 2024 Q1 2 025 Q2 2025 Q3 2025 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x Total Debt Secured Debt Unsecured Debt % Fixed/Hedged Q4 2 02 2 Q1 2 02 3 Q2 2 02 3 Q3 2 02 3 Q4 2 02 3 Q1 2 02 4 Q2 2 02 4 Q3 2 02 4 Q4 2 02 4 Q1 2 02 5 Q2 2 02 5 Q3 2 02 5 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% AFFO Payout Ratio Total Dividend AFFO AFFO Payout Ratio AFFO less Non-Cash Notes Receivable Interest Income Payout Ratio Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 0 5,000 10,000 15,000 20,000 25,000 —% 50% 100% 150% Weighted Average Years to Maturity - Debt 4.7 4.4 4.6 4.2 3.9 3.7 3.6 3.5 3.3 3.3 3.0 2.8 Weighted Average Years to Maturity Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 0 1 2 3 4 5 6

11 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Reflects total debt less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 9/30/2025 Stabilized Portfolio Adjusted EBITDAre $42,340 Stabilized Portfolio Debt $926,537 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.5 x Total Adjusted EBITDAre $45,342 Net Debt(2) $1,437,433 Net Debt/Total Adjusted EBITDAre(1) 7.9 x Net Debt + Preferred $1,608,518 Net Debt + Preferred /Total Adjusted EBITDAre 8.9 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 5.5x 7.9x 8.9x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

12 DEBT MANAGEMENT $ IN THOUSANDS AS OF SEPTEMBER 30, 2025 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) — % N/A N/A Fixed-Rate Debt(3)(4) 100.0% 4.3% 2.8 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 60.2% 4.5% 2.1 Yrs Secured Debt(2) 39.8% 3.9% 3.7 Yrs Portfolio Weighted Average(2) 4.3% 2.8 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of the effect of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.  Portfolio Weighted Average Interest Rate 3.6% 3.9% 4.0% 4.2% 4.0% 4.4% 4.6% 4.5% 4.4% 4.2% 4.4% 4.3% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 .0% .5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate as of 9/30/2025	Maturity Date [1]	2025	2026	2027	2028	2029	Thereafter	Outstanding as of 9/30/2025
				Debt Maturities & Principal Payments						
Secured Debt - Stabilized										
The Everly	SOFR+ 1.50 %	5.63 % [2]	Dec-2025 [3]	30,000	–	–	–	–	–	30,000
Encore Apartments & 4525 Main Street	2.93 %	2.93 %	Feb-2026	340	50,840	–	–	–	–	51,180
Thames Street Wharf	SOFR+ 1.30 %	2.33 % [4]	Sep-2026	358	65,028	–	–	–	–	65,386
Constellation Energy Building	SOFR+ 1.50 %	5.74 % [2][4]	Nov-2026	–	175,000	–	–	–	–	175,000
Liberty	SOFR+ 1.50 %	4.93 % [4]	Sep-2027	93	382	19,495	–	–	–	19,970
Greenbrier Square	3.74 %	3.74 %	Oct-2027	101	415	18,370	–	–	–	18,886
Lexington Square	4.50 %	4.50 %	Sep-2028	81	335	351	12,287	–	–	13,054
Red Mill North	4.73 %	4.73 %	Dec-2028	32	133	140	3,442	–	–	3,747
Premier Apartments and Retail	5.53 %	5.53 %	Dec-2029	–	–	–	–	29,285	–	29,285
Smith's Landing	4.05 %	4.05 %	Jun-2035	264	1,081	1,126	1,172	1,222	7,947	12,812
The Edison	5.30 %	5.30 %	Dec-2044	109	450	474	500	527	12,396	14,456
The Cosmopolitan	3.35 %	3.35 %	Jul-2051	237	968	1,001	1,035	1,071	34,449	38,761
Total - Secured Stabilized Debt				31,615	294,632	40,957	18,436	32,105	54,792	472,537
Secured Debt - Unstabilized										
The Allied | Harbor Point	SOFR+ 2.00 %	4.71 % [4]	Jun-2027 [5]	–	–	90,000	–	–	–	90,000
Greenside Apartments	3.17 %	3.17 %	Dec-2029	205	834	861	886	26,934	–	29,720
Total - Secured Unstabilized Debt				205	834	90,861	886	26,934	–	119,720
Total - Secured Debt				31,820	295,466	131,818	19,322	59,039	54,792	592,257
Unsecured Debt										
TD Unsecured Term Loan	SOFR+ 1.35%-1.90%	5.78 %	May-2026	–	95,000	–	–	–	–	95,000
Senior Unsecured Revolving Credit Facility	SOFR+ 1.30%-1.85%	5.73 %	Jan-2027 [6]	–	–	200,000	–	–	–	200,000
M&T Unsecured Term Loan	SOFR+ 1.25%-1.80%	5.68 %	Mar-2027 [5]	–	–	35,000	–	–	–	35,000
M&T Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	5.05 % [4]	Mar-2027 [5]	–	–	100,000	–	–	–	100,000
Senior Unsecured Term Loan	SOFR+ 1.25%-1.80%	5.68 %	Jan-2028	–	–	–	271,000	–	–	271,000
Senior Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	4.98 % [4]	Jan-2028	–	–	–	79,000	–	–	79,000
Senior Notes, Series A	5.57 %	5.57 %	Jul-2028	–	–	–	25,000	–	–	25,000
Senior Notes, Series B	5.78 %	5.78 %	Jul-2030	–	–	–	–	–	45,000	45,000
Senior Notes, Series C	6.09 %	6.09 %	Jul-2032	–	–	–	–	–	45,000	45,000
Total - Unsecured Debt				–	95,000	335,000	375,000	–	90,000	895,000
Total Principal Balances				$ 31,820	$ 390,466	$ 466,818	$ 394,322	$ 59,039	$ 144,792	$ 1,487,257
Other Notes Payable										6,109
Unamortized GAAP Adjustments										(7,709)
Indebtedness, Net										$ 1,485,657

(1) Excludes extension options.
(2) Subject to a rate floor.
(3) Does not reflect two 12-month extension options.
(4) Includes debt subject to interest rate swap locks.
(5) Does not reflect one 12-month extension option.
(6) Does not reflect two six-month extension options.

13

HEDGING ACTIVITY

$ IN THOUSANDS AS OF SEPTEMBER 30, 2025

ARMADA HOFFLER

Effective Date	Maturity Date[1]	SOFR Strike / Swap Fixed Rate	Notional Amount
Interest Rate Swaps Not Allocated to Specific Asset Debt			
August 2025	August 2026	2.25%	730,000
January 2025	January 2027	2.50%	150,000
Total Interest Rate Swaps			$880,000
Fixed-Rate Debt[2][3]			$681,257
Fixed-Rate and Hedge Debt			$1,561,257
Total Debt[3]			$1,487,257
% Fixed or Hedged			**100%**
Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures[4]			
August 2025	August 2026	2.25%	$90,000
Total Interest Rate Swaps			$90,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment[5]	Statement of Comprehensive Income Location	Three Months Ended 9/30/2025	Three Months Ended 9/30/2024	Nine Months Ended 9/30/2025	Nine Months Ended 9/30/2024
Designated Hedges	Interest Expense	$ 776	$ 1,462	$ 2,347	$ 6,729
Non-Designated	Change in Fair Value of Derivatives and Other	6,887	6,361	15,797	19,087
Total Realized Gains on Interest Rate Derivatives		**$ 7,663**	**$ 7,823**	**$ 18,144**	**$ 25,816**
Designated Hedges	Unrealized Cash Flow Hedge Gains	$ 99	$ (3,350)	$ (1,317)	$ 1,188
Non-Designated	Change in Fair Value of Derivatives and Other	(8,103)	(16,669)	(17,575)	$ (12,109)
Total Unrealized Losses on Interest Rate Derivatives		**$ (8,004)**	**$ (20,019)**	**$ (18,892)**	**$ (10,921)**
Total Realized and Unrealized Losses on Interest Rate Derivatives		**$ (341)**	**$ (12,196)**	**$ (748)**	**$ 14,895**

(1) Excludes derivatives maturing within 90 days.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes GAAP adjustments.
(4) This swap economically hedges the Company's exposure to the senior construction loan for the T. Rowe Price Global HQ.
(5) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate an interest rate derivative as a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other in the Company's Statement of Comprehensive Income.
(6) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

14

CAPITALIZATION & FINANCIAL RATIOS

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF SEPTEMBER 30, 2025

Debt	% of Total	Principal Balance
Unsecured Revolving Credit Facility	13 %	$200,000
Unsecured Term Loans	39 %	580,000
Mortgages Payable	40 %	592,257
Senior Notes	8 %	115,000
Total Debt		$1,487,257

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common Stock (NYSE: AHH)	77 %	80,155	$7.01	$561,887
Operating Partnership Units	23 %	23,521	$7.01	164,882
Equity Market Capitalization		$103,676		$726,769
Total Capitalization				$2,385,111
Enterprise Value				$2,335,287
Total Debt to Enterprise Value				64 %



Common Equity 29%
Preferred Equity 7%
Debt 63%

Financial Ratios[2]	
Debt Service Coverage Ratio	2.6x
Fixed Charge Coverage Ratio	2.2x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.5x
Net Debt / Total Adjusted EBITDAre	7.9x
Net Debt Plus Preferred / Total Adjusted EBITDAre	8.9x
Debt/Total Capitalization	62 %

Liquidity[3]

	Corporate and Property	GCRES and Other	Real Estate Financing	Total
Cash on Hand	$33,113	$13,398	$—	$46,511
Net Short Term Receivables/(Payables)	7,550	1,240	—	8,790
Availability Under Credit Agreements	85,781	—	—	85,781
Total Liquidity	$126,444	$14,638	$ —	$141,082

Unencumbered Properties	
% of Total Properties	70 %
% of Annualized Base Rent	61 %
Total Unencumbered Asset Value[4]	$1,634,634

(1) As of close of market on 09/30/25.
(2) See appendix for definitions..
(3) Excludes availability under construction loans.
(4) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet.

15

16 PORTFOLIO PROFILE* Multifamily Tradeout % of Portfolio ABR Expiring for Top 20 Tenants Commercial Expirations** 4.0% —% 1.0% 4.0% 8.0% 10.0% 7.0% 13.0% 12.0% 6.0% 6.0% 2.0% 3.0% 25.0% Retail Office Ava ila ble M-T-M 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafte r Commercial Weighted Average Lease Term Remaining (Years) 7.37 7.38 7.29 7.22 7.08 6.99 6.84 7.07 6.93 7.08 7.07 6.87 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 0 2 4 6 8 10 New Renewal 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 (10.0)% (8.0)% (6.0)% (4.0)% (2.0)% —% 2.0% 4.0% 6.0% 8.0% —% 1.0% 1.0% 1.0% 3.0% 2.0% 1.0% 1.0% 1.0% —% 5.0% 19.0% Retail Office 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 The rea fte r —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% * Reflects stabilized properties only. Refer to appendix for definitions. ** Reflects commercial lease expirations by Net Rentable Square Footage, see appendix for definitions.

SAME STORE NOI BY SEGMENT

ARMADA HOFFLER

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

	Three Months Ended				Nine Months Ended			
	9/30/2025	9/30/2024	$ Change	% Change	9/30/2025	9/30/2024	$ Change	% Change
Retail								
Rental Revenues	$23,653	$23,861	$(208)	(0.9)%	$71,888	$71,456	$432	0.6 %
Rental Expenses[1]	3,838	4,008	(170)	(4.2)%	11,724	11,334	390	3.4 %
Real Estate Taxes	2,306	2,183	123	5.6 %	6,749	6,517	232	3.6 %
Same Store NOI	17,509	17,670	(161)	(0.9)%	53,415	53,605	(190)	(0.4)%
GAAP Adjustments	(1,309)	(1,059)	(250)		(3,822)	(1,377)	(2,445)	
Net Operating Income, Cash	16,200	16,611	(411)	(2.5)%	49,593	52,228	(2,635)	(5.0)%
Office								
Rental Revenues	$24,257	$23,599	$658	2.8 %	$70,966	$68,246	$2,720	4.0 %
Rental Expenses[1]	6,312	6,153	159	2.6 %	18,050	17,636	414	2.3 %
Real Estate Taxes	2,093	2,281	(188)	(8.2)%	6,647	6,562	85	1.3 %
Same Store NOI	15,852	15,165	687	4.5 %	46,269	44,048	2,221	5.0 %
GAAP Adjustments	(2,409)	(2,296)	(113)		(6,328)	(4,936)	(1,392)	
Net Operating Income, Cash	13,443	12,869	574	4.5 %	39,941	39,112	829	2.1 %
Multifamily								
Rental Revenues	$13,282	$13,155	$127	1.0 %	$39,794	$39,311	$483	1.2 %
Rental Expenses[1]	4,535	4,326	209	4.8 %	12,578	12,122	456	3.8 %
Real Estate Taxes	1,208	1,186	22	1.9 %	3,623	3,581	42	1.2 %
Same Store NOI	7,539	7,643	(104)	(1.4)%	23,593	23,608	(15)	(0.1)%
GAAP Adjustments	(216)	(209)	(7)		(624)	(18)	(606)	
Net Operating Income, Cash	7,323	7,434	(111)	(1.5)%	22,969	23,590	(621)	(2.6)%
Same Store NOI	$40,900	$40,478	$422	1.0 %	$123,277	$121,261	$2,016	1.7 %
GAAP Adjustments	(3,934)	(3,564)	(370)		(10,774)	(6,331)	(4,443)	
Same Store Portfolio NOI, Cash Basis	$36,966	$36,914	$52	0.1 %	$112,503	$114,930	$(2,427)	(2.1)%

(1) Excludes expenses associated with the Company's in-house asset management division of $1.0M and $0.9M for the three months ended 9/30/2025 & 9/30/2024, respectively, and $2.6M and $2.4M for the nine months ended 9/30/2025 & 9/30/2024, respectively.

17

STABILIZED PORTFOLIO SUMMARY

ARMADA HOFFLER

AS OF SEPTEMBER 30, 2025
SEE APPENDIX FOR FULL LIST OF PROPERTIES

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF(1)	Average Age	Occupancy(1)	ABR(1)	ABR per Occupied SF
Town Center of Virginia Beach	13	549,317	14	97.4 %	$14,547,937	$27.19
Harbor Point - Baltimore Waterfront	2	57,096	8	64.5 %	1,197,010	32.51
Grocery Anchored	14	1,320,155	16	97.0 %	20,776,434	16.23
Southeast Sunbelt	10	945,090	17	96.3 %	20,859,502	22.91
Mid-Atlantic	7	951,715	18	95.3 %	16,731,245	18.45
Stabilized Retail Total	**46**	**3,823,373**	**16**	**96.0 %**	**$74,112,128**	**$20.20**

Office Properties	# of Properties	Net Rentable SF(1)	Average Age	Occupancy(1)	ABR(1)	ABR per Occupied SF
Town Center of Virginia Beach	6	807,517	23	98.7 %	$24,500,001	$30.75
Harbor Point - Baltimore Waterfront	3	1,043,339	10	97.9 %	33,272,879	32.59
Southeast Sunbelt	4	387,693	8	87.5 %	12,209,241	35.99
Mid-Atlantic	1	98,061	6	100.0 %	2,043,004	20.83
Stabilized Office Total	**14**	**2,336,610**	**14**	**96.5 %**	**$72,025,125**	**$31.94**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy(1)	AQR(1)	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	8	95.5 %	$18,839,884	$2,166
Harbor Point - Baltimore Waterfront	2	392	8	94.1 %	11,866,778	2,680
Southeast Sunbelt	3	598	2	93.3 %	13,675,734	2,042
Mid-Atlantic	3	657	13	93.6 %	13,090,096	1,774
Stabilized Multifamily Total	**11**	**2,406**	**8**	**94.2 %**	**$57,472,492**	**$2,113**

18

(1) See appendix for definitions and portfolio detail.

MIXED-USE V. NON-MIXED-USE[(1)]

$ IN THOUSANDS AS OF SEPTEMBER 30, 2025

ARMADA HOFFLER

	Three Months Ended				Nine Months Ended			
	9/30/2025	9/30/2024	$ Change	% Change	9/30/2025	9/30/2024	$ Change	% Change
Mixed Use								
Rental Revenues	$37,849	$37,603	$246	0.7 %	$112,301	$110,320	$1,981	1.8 %
Rental Expenses (2)	10,325	10,170	155	1.5 %	29,524	28,852	672	2.3 %
Real Estate Taxes	3,285	3,471	(186)	(5.4)%	10,215	10,077	138	1.4 %
Mixed Use NOI	24,239	23,962	277	1.2 %	72,562	71,391	1,171	1.6 %
GAAP Adjustments	(3,082)	(2,705)	(377)		(8,092)	(3,746)	(4,346)	
Mixed Use NOI, Cash	$21,157	$21,257	$(100)	(0.5)%	$64,470	$67,645	$(3,175)	(4.7)%
Mixed Use Occupancy	95.4 %	94.7 %						
Non-Mixed Use								
Rental Revenues	$23,343	$23,012	$331	1.4 %	$70,347	$68,693	$1,654	2.4 %
Rental Expenses (2)	4,360	4,317	43	1.0 %	12,828	12,240	588	4.8 %
Real Estate Taxes	2,322	2,179	143	6.6 %	6,804	6,583	221	3.4 %
Non-Mixed Use NOI	16,661	16,516	145	0.9 %	50,715	49,870	845	1.7 %
GAAP Adjustments	(852)	(858)	(245)		(2,680)	(2,585)	(95)	
Non-Mixed Use NOI, Cash	$15,809	$15,658	$(100)	(0.6)%	$48,035	$47,285	$750	1.6 %
Non-Mixed Use Occupancy	96.0 %	95.1 %						

(1) Same store properties only.
(2) Excludes expenses associated with the Company's in-house asset management division of $1.0M and $0.9M for the three months ended 9/30/2025 & 9/30/2024, respectively, and $2.6M and $2.4M for the nine months ended 9/30/2025 & 9/30/2024, respectively.

19

20 MIXED-USE COMMUNITIES(1) AS OF SEPTEMBER 30, 2025 Mixed-Use Retail: 17.3% Mixed-Use Office: 54.6% Mixed-Use Multifamily: 28.1% • 2.9M SF COMMERCIAL SPACE IN MIXED-USE PORTFOLIO ◦ 2.2M SF OF CLASS A PREMIER OFFICE SPACE ◦ 0.7M SF OF RETAIL • 1,151 MULTIFAMILY UNITS • STRATEGICALLY LOCATED IN CORE SUBMARKETS • AVERAGE WALK SCORE OF 90 (1) Stabilized properties only. (2) Includes Liberty Retail and The Edison Retail (2) Total Portfolio ABR 61.2% 25.8% 1.9% 11.0% Mixed-Use Grocery Anchored and Power Centers Office Multifamily

21 TOP 20 TENANTS BY ABR $ IN THOUSANDS AS OF SEPTEMBER 30, 2025 Commercial Portfolio Tenant Investment Grade(1) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,463 7.6% Morgan Stanley ü 3 9,035 4.4% T. Rowe Price ü 1 7,900 3.9% The Kroger Co. ü 6 3,781 1.9% Clark Nexsen 1 2,914 1.4% Canopy by Hilton 1 2,725 1.3% Dick's Sporting Goods ü 3 2,480 1.2% The Gathering Spot 2 2,030 1.0% Franklin Templeton ü 1 1,936 1.0% Huntington Ingalls Industries ü 2 1,807 0.9% Duke University ü 1 1,786 0.9% PetSmart 5 1,566 0.8% The TJX Companies ü 5 1,566 0.8% Williams Mullen 1 1,506 0.7% Georgia Tech ü 1 1,475 0.7% Vestis Corporation 1 1,465 0.7% Mythics 1 1,337 0.7% Apex Entertainment 1 1,218 0.6% Regal Cinemas 2 1,215 0.6% Amazon/Whole Foods ü 1 1,214 0.6% Top 20 Total $64,419 31.7% Total Investment Grade Rating ABR $48,443 % of Total ABR 23.8% (1) Includes tenants that either hold a publicly available investment grade credit rating or are considered credit quality consistent with investment grade companies based on managements assessment..

LEASE SUMMARY

ARMADA HOFFLER

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q3 2025	24	237,025	5.7 %	6.5 %	6.9	$993,025	$4.19
Q2 2025	14	119,501	10.8 %	5.5 %	5.2	617,552	5.17
Q1 2025	26	140,993	11.0 %	7.4 %	3.9	446,982	3.17
Q4 2024	17	82,479	11.1 %	2.9 %	5.9	372,299	4.51
Trailing 4 Quarters	**81**	**579,998**	**9.1 %**	**6.1 %**	**5.7**	**$2,429,858**	**$4.19**

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q3 2025	7	29,692	$24.64	9.0	$1,726,197	$58.14
Q2 2025	8	23,673	23.26	7.6	660,918	27.92
Q1 2025	5	25,073	41.14	13.8	5,663,284	225.87
Q4 2024	16	112,444	20.91	9.6	5,114,708	45.49
Trailing 4 Quarters	**36**	**190,882**	**$24.44**	**9.8**	**$13,165,107**	**$68.97**

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q3 2025	1	3,039	21.6 %	8.9 %	5.0	$83,852	$27.59
Q2 2025	2	11,011	11.7 %	5.5 %	2.6	68,866	6.25
Q1 2025	5	122,562	23.3 %	3.7 %	9.7	4,108,092	33.52
Q4 2024	4	44,240	18.7 %	3.5 %	10.0	282,271	6.38
Trailing 4 Quarters	**12**	**180,852**	**21.5 %**	**3.9 %**	**9.3**	**$4,543,081**	**$25.12**

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q3 2025	0	—	$—	0.0	$—	$—
Q2 2025	2	14,012	28.06	10.6	1,639,168	116.98
Q1 2025	6	24,374	37.36	9.5	2,326,590	95.45
Q4 2024	7	75,381	35.11	9.1	4,266,018	56.59
Trailing 4 Quarters	**15**	**113,767**	**$34.72**	**9.4**	**$8,231,776**	**$72.36**

(1) *Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.*

22

LEASE EXPIRATIONS[1]

AS OF SEPTEMBER 30, 2025

ARMADA HOFFLER

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	164,211	4.3 %	$–	– %
M-T-M	5	1,602	– %	59,262	0.1 %
2025	17	84,319	2.2 %	983,750	1.3 %
2026	63	253,362	6.6 %	5,454,670	7.3 %
2027	86	411,100	10.7 %	8,293,840	11.2 %
2028	81	366,212	9.5 %	7,914,520	10.7 %
2029	76	413,465	10.8 %	7,777,627	10.5 %
2030	88	558,722	14.6 %	11,827,603	15.9 %
2031	51	350,071	9.1 %	7,550,854	10.2 %
2032	32	306,254	8.0 %	5,585,087	7.5 %
2033	27	94,513	2.5 %	2,335,402	3.1 %
2034	18	85,780	2.2 %	1,844,193	2.5 %
2035	25	377,314	9.8 %	4,865,450	6.6 %
Thereafter	63	369,102	9.7 %	9,732,867	13.1 %
Total	632	3,836,027	100.0 %	$74,225,125	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	81,728	3.5 %	$–	– %
M-T-M	4	1,312	0.1 %	66,120	0.1 %
2025	2	19,117	0.8 %	598,824	0.8 %
2026	11	48,489	2.1 %	1,473,282	2.0 %
2027	21	151,397	6.5 %	5,380,270	7.5 %
2028	15	118,852	5.1 %	3,768,531	5.2 %
2029	15	272,371	11.7 %	7,397,204	10.3 %
2030	15	168,115	7.2 %	5,351,600	7.4 %
2031	10	151,776	6.5 %	4,515,217	6.3 %
2032	4	43,522	1.9 %	1,239,126	1.7 %
2033	9	82,014	3.5 %	2,539,927	3.5 %
2034	7	99,783	4.3 %	2,867,745	4.0 %
2035	3	287,583	12.3 %	9,190,091	12.8 %
Thereafter	15	810,551	34.5 %	27,637,188	38.4 %
Total	131	2,336,610	100.0 %	$72,025,125	100.0 %

(1) Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.

23

24 PORTFOLIO EXPANSION $ IN THOUSANDS Schedule(1) Consolidated Development Projects Property Type Estimated Size(1) % Leased or LOI Construction Start Initial Occupancy Stabilized Operation(2) Estimated Cost(1) Loan Commitment Cost to Date AHH Ownership Anchor Tenants Southern Post Roswell, GA Mixed-Use 137 multifamily units / 95,000 sf office / 42,000 sf retail 90.5% Multifamily 72.09% Commercial(3) 4Q21 2Q24 4Q25 - Retail 2H26 - Office 2Q25 - Multifamily $132,600 (4) $— (5) $126,600 100 % Vestis Allied | Harbor Point Baltimore, MD Mixed-Use 312 multifamily units / 12,700 sf retail / 1,246 parking spaces 67.6% Multifamily 18.29% Retail 2Q22 1Q25 1H26 $242,100 $90,000 $235,200 100 % Q3 2025 Year to Date Capitalized Interest $115 $2,208 (1) Represents estimates that may change as the development process proceeds. (2) First fully-stabilized quarter. See stabilized property definition in appendix. (3) Represents combined percentage leased or under LOI for retail and office. (4) Estimated cost does not include the cost associated with the insurance claim estimated to be $3,000,000. (5) Loan was repaid in full on July 22, 2025. Allied | Harbor Point Baltimore, MD Southern Post Roswell, GA

REDEVELOPMENT

$ IN THOUSANDS AS OF SEPTEMBER 30, 2025

ARMADA HOFFLER

IN-PROGRESS

Projects	Description	Projected Date of Completion(1)	Estimated Cost(1)
Southgate Square	Outparcel creation and development in the existing parking field	4Q25	70
Columbus Village II	Redevelopment of a 37,500 sq.ft building previously occupied by Bed Bath & Beyond into a grocery-anchored multi-tenant shopping center with an outparcel	1Q26	13,200
Town Center of Virginia Beach	Consolidation and relocation of Company operations to accommodate office space demand	4Q26	4,500
Pembroke Square	Outparcel creation and development in the existing parking field	2Q27	200
Broad Creek Shopping Center	Outparcel creation and development in the existing parking field	2Q27	75
			18,045

OPPORTUNITIES(2)

Property	Description
Town Center of Virginia Beach	Option for future expansion and activation on undeveloped lots
The Interlock	Expansion and densification of existing undeveloped green space
Columbus Village II	Redevelopment of +/- 4 acres for alternate commercial or residential use
Harrisonburg Regal	Redevelopment for alternate commercial or residential use; outparcel development potential
Red Mill Commons	Outparcel creation and development in the existing parking field
Southgate Square	Right-size existing tenants to accommodate backfill demand
Fountain Plaza	Conversion of 2nd floor retail into alternate commercial uses
South Square	Outparcel creation opportunity on the hard corner
Pembroke Square	Conversion of existing office space for commercial retail use
Providence Plaza	Densification of surface parking and optimization of the day/night use of the structured parking deck
Greenside Apartments	Monetize excess parking garage capacity

(1) Represents estimates that may change as the project proceeds.
(2) Assumptions regarding future opportunities are subject to change.

25

26 REAL ESTATE FINANCING $ IN THOUSANDS AS OF SEPTEMBER 30, 2025 The Interlock Atlanta, GA (1) Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable. (2) Represents estimates that may change as the development process proceeds. (3) Excludes amortization of equity placement fees, if applicable. Outstanding Investments(1) Property Type Estimated Size(2) % Leased or LOI Initial Occupancy Estimated Stabilization(2) Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Cumulative Accrued Interest(3) QTD Interest Income(3) Solis Gainesville II Gainesville, GA Multifamily 184 units 90% 2Q24 Q2 2025 4Q26 6% (4) $ 19,595 $ 19,595 $ 6,949 $ 380 The Allure at Edinburgh Chesapeake, VA Multifamily 280 units 98% 4Q24 Q3 2025 1Q28 10% (5) 9,228 9,228 2,719 232 Solis Kennesaw Kennesaw, GA Multifamily 239 units 55% 1Q25 Q1 2026 2Q27 9% (4) 37,870 37,870 11,724 1,041 Solis Peachtree Corners Peachtree Corners, GA Multifamily 249 units 28% 2Q25(2) Q3 2026 4Q27 15% (4) 28,440 28,440 9,146 1,353 Solis North Creek Charlotte, NC Multifamily 303 units —% 3Q26(2) Q4 2027 3Q30 12% (4) 26,767 26,767 2,399 767 Total Outstanding Investments $121,900 $121,900 $32,937 $3,773 (4) The interest rate varies over the life of the loan and the loan earns an unused commitment fee. (5) The interest rate varies over the life of the loan. Solis North Creek Charlotte, NC Solis Peachtree Corners Peachtr e Corners, GA

GENERAL CONTRACTING & REAL ESTATE SERVICES

ARMADA HOFFLER

$ IN THOUSANDS

	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Trailing 4 Quarters
Revenue	$23,192	$31,976	$46,614	$75,010	$176,792
Expense	(21,128)	(30,592)	(45,250)	(72,917)	(169,887)
Gross Profit	$2,064	$1,384	$1,364	$2,093	$6,905
Operating Margin(1)(2)	**8.9 %**	**4.3 %**	**2.9 %**	**2.8 %**	**3.9 %**

Third-Party Backlog as of Q3 2025		
Beginning Backlog		$90,521
New Contracts		935
Work Performed		(7,564)
Ending Backlog	**$**	**83,892**



Peterson Station
Morrisville, NC

(1) 50% of the gross profit attributable to our T. Rowe Price Global HQ project is not reflected within general contracting & real estate services revenues due to elimination in consolidation. For the Allied | Harbor Point development project, 77% of gross profit was eliminated through April 2025. In April 2025 the project was brought on balance sheet through consolidation and as a result, all associated revenue and cost are eliminated in consolidation. The Company remains entitled to receive cash proceeds related to the eliminated amounts. Prior to the impact of these gross profit eliminations, operating margin for Q3 2025, Q2 2025, Q1 2025, Q4 2024, and the Trailing 4 Quarters was 8.9%, 3.8%, 3.1%, 3.0%, and 3.9%, respectively.

(2) The operating margin percentage in the current quarter is higher than typical levels due to the recognition of cost savings on a third-party project completed during the quarter.

27

NET INCOME & NOI BY SEGMENT

$ IN THOUSANDS

ARMADA HOFFLER

	For the Three Months Ended September 30, 2025						
	Retail Real Estate	Office Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Other (1)	Total
Revenues							
Rental revenues	$ 25,427	$26,025	$17,272	$—	$—	$—	$68,724
General contracting and real estate services revenues (2)	—	—	—	23,192	—	—	23,192
Interest income (real estate financing segment)	—	—	—	—	3,851	315	4,166
Total revenues	**25,427**	**26,025**	**17,272**	**23,192**	**3,851**	**315**	**96,082**
Expenses							
Rental expenses (3)	4,347	6,917	6,358	—	—	—	17,622
Real estate taxes	2,374	2,248	1,526	—	—	—	6,148
General contracting and real estate services expenses (2)	—	—	—	21,128	—	—	21,128
Interest expense (real estate financing segment) (4)	—	—	—	—	2,151	—	2,151
Total segment operating expenses	**6,721**	**9,165**	**7,884**	**21,128**	**2,151**	**—**	**47,049**
Segment net operating income	**18,706**	**16,860**	**9,388**	**2,064**	**1,700**	**315**	**49,033**
Interest income (excluding real estate financing segment)	9	—	21	—	—	(30)	—
Depreciation and amortization	(7,714)	(9,099)	(5,778)	—	—	(522)	(23,113)
General and administrative expenses	—	—	—	—	—	(4,447)	(4,447)
Acquisition, development, and other pursuit costs	—	—	—	(10)	—	—	(10)
Impairment charges	—	29	(55)	(100)	—	(224)	(350)
Interest expense (excluding real estate financing segment) (5)	(6,878)	(8,217)	(5,472)	—	—	—	(20,567)
Equity in loss of unconsolidated real estate entities	4	34	—	—	—	—	38
Loss on extinguishment of debt	17	(36)	(50)	—	—	—	(69)
Change in fair value of derivatives and other	(557)	(361)	(69)	—	(229)	—	(1,216)
Unrealized credit loss release	—	—	—	—	127	(1)	126
Other income (expense), net	(5)	1	(14)	—	—	46	28
Income tax provision	—	—	—	(192)	—	—	(192)
Net income (loss)	**$ 3,582**	**$ (789)**	**$ (2,029)**	**$ 1,762**	**$ 1,598**	**$ (4,863)**	**$ (739)**

(1) Other includes items not directly associated with the operation and management of the Company's real estate properties, general contracting and real estate services, and real estate financing business. General and administrative expenses include corporate office personnel salaries and benefits, bank fees, accounting fees, legal fees, and other corporate office expenses.

(2) General contracting and real estate services revenues exclude revenue related to intercompany construction contracts and general contracting and real estate services expenses exclude expenses related to intercompany construction contracts.

(3) Rental expenses represent costs directly associated with the operation and management of the Company's real estate properties. Rental expenses include asset management fees, property management fees, repairs and maintenance, insurance, and utilities.

(4) Interest expense within the real estate financing segment is allocated based on the average outstanding principal of notes receivable in the real estate financing portfolio and the effective interest rates on the Company's credit facility, the M&T term loan facility, and the TD term loan facility.

(5) Interest expense (excluding real estate financing segment) is allocated by first allocating secured debt to the relevant properties. Unsecured debt is then allocated using the total value of unencumbered income producing property, and allocating to the retail, office, and multifamily segments based on property classification.

28

29 ACQUISITIONS & DISPOSITIONS $ IN THOUSANDS ACQUISITIONS Properties Location Square Feet/Units Purchase Price Cash Cap Rate Purchase Date Anchor Tenants 2023 310,855 $215,000 6.5 % The Interlock Atlanta, GA 310,855 (1) 215,000 6.5% 2Q23 Georgia Tech, Puttshack DISPOSITIONS Properties Location Square Feet/Units Sale Price Cash Cap Rate Disposition Date Anchor Tenants 2024 213,927 $ 82,000 6.4 % Market at Mill Creek Mount Pleasant, SC 80,319 27,300 6.8% 4Q24 Lowes Foods Nexton Square Summerville, SC 133,608 54,700 6.2% 4Q24 Various Small Shops (1) Square footage includes 4.9k square feet of retail storage space.

30Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

31 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of September 30, 2025 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of September 30, 2025. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses." DEFINITIONS ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) rental revenues for the quarter by (b) 4. ADJUSTED INTEREST EXPENSE: Adjusted Interest Expense includes interest expense on our debt obligations, amortization of deferred financing costs, interest expense on finance leases, and payments (receipts) of interest rate derivatives that are designated as hedges for accounting purposes, all of which are recorded within “Interest expense” on our consolidated statements of comprehensive income. Adjusted Interest Expense also includes payments (receipts) of interest rate derivatives that are not designated as hedges for accounting purposes. Payments (receipts) of interest rate derivatives not designated as hedges are recorded within “Change in fair value of derivatives and other” on our consolidated statements of comprehensive income. ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvements, leasing commissions, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. AFFO less non-cash notes receivable interest income is calculated as AFFO adjusted for non-cash interest income from our real estate financing investments and other notes receivable. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to FAD or other similarly entitled AFFO measures of other REITs.

32 DEFINITIONS EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense less interest receipts of non- designated derivatives, required principal repayment, and preferred equity dividends. DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense less interest receipts of non- designated derivatives and required principal repayment. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

33 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI for the same store portfolio, we exclude one-time items, such as termination or assignment fees. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rental revenues, the amortization of lease incentives and above/below market rents, the net effects of straight-line rental expenses, and to include ground rent expenses for finance leases. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development, and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Stock compensation normalization accounts for the double-issuance of stock compensation due to a modification in the structure of executive compensation grants, removing the impact of grants in the current year that are related to the prior year's performance. New grants are now issued in the year in which performance relates. It also removes the impact of a one-time acceleration of 100% of stock compensation awarded to our former Chief Executive Officer in relation to prior year performance. This adjustment also specifically excludes the impact of the special award granted in June 2025 to a select group of employees including the executive officers. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

34 PROPERTY ADJUSTED EBITDAre: We calculate Property Adjusted EBITDAre as EBITDAre coming solely from our operating properties. When referring to Property Adjusted EBITDAre, we also exclude certain items, including, but not limited to, non-recurring bad debt, non-recurring termination and assignment fees, amortization of right-of-use assets, and impairment of intangible assets and liabilities. Management believes that Property Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Property Adjusted EBITDAre or similarly titled measures. DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases, including short term leases, as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information. STABILIZED PORTFOLIO ADJUSTED EBITDAre: We calculate Stabilized Portfolio Adjusted EBITDAre as Property Adjusted EBITDAre coming solely from our stabilized properties, which excludes certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up, as well as acquisitions and dispositions in the period. Refer to definition of Stabilized Property and Property Adjusted EBITDAre for further information. Management believes that Stabilized Portfolio Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDAre or similarly titled measures.

35 DEFINITIONS STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment or impacted by significant disruptive events (e.g. fire, flood) is no longer considered stabilized until the redevelopment or repair activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured debt. Refer to definition of Stabilized Property for further information. TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. WEIGHTED AVERAGE LEASE TERM REMAINING: We calculate Weighted Average Lease Term Remaining ("WALT") as the remaining lease term as of period end for commercial stabilized properties, weighted by the Annualized Based Rent of each lease as of the period end.

PROPERTY PORTFOLIO

AS OF SEPTEMBER 30, 2025

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	100%	2004	35,161	100.0 %	$1,245,944	$35.44	Cheesecake Factory, Brooks Brothers
4525 Main Street Retail	Virginia Beach, VA	100%	2014	26,328	100.0 %	683,284	25.95	Anthropologie, West Elm
4621 Columbus Retail	Virginia Beach, VA	100%	2020	84,000	100.0 %	1,218,000	14.50	Apex Entertainment
Columbus Village	Virginia Beach, VA	100%	2020	62,207	100.0 %	2,041,746	32.82	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Commerce Street Retail	Virginia Beach, VA	100%	2008	19,173	100.0 %	896,323	46.75	Yard House
Fountain Plaza Retail	Virginia Beach, VA	100%	2004	35,961	94.4 %	1,179,738	34.76	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	100%	2015	124,181	100.0 %	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	100%	2018	39,015	94.9 %	1,346,171	36.34	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	100%	2002	38,515	84.9 %	1,051,658	32.15	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	100%	2007	11,594	100.0 %	413,118	35.63	Rocket Title
The Cosmopolitan Retail	Virginia Beach, VA	100%	2020	41,872	96.4 %	1,353,084	33.53	Lego, Nike
Two Columbus Retail	Virginia Beach, VA	100%	2009	13,752	100.0 %	528,507	38.43	Fidelity Investments, Luxxotica
West Retail	Virginia Beach, VA	100%	2002	17,558	83.4 %	494,102	33.74	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail	Baltimore, MD	90%	2016	38,464	66.3 %	$753,066	$29.54	West Elm
Point Street Retail	Baltimore, MD	100%	2018	18,632	60.8 %	443,944	39.19	solidcore
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	100%	2001	121,504	98.8 %	$2,230,041	$18.57	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	100%	1980	115,059	83.8 %	1,124,332	11.66	Kroger
Brooks Crossing Retail	Newport News, VA	65%[3]	2016	18,349	91.3 %	254,270	15.17	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	100%	2021	87,207	91.2 %	2,814,796	35.38	Whole Foods
Greenbrier Square	Chesapeake, VA	100%	2017	260,625	100.0 %	2,644,891	10.15	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	100%	2014	15,719	100.0 %	372,191	23.68	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	100%	2009	98,638	100.0 %	2,061,217	20.90	Harris Teeter
Lexington Square	Lexington, SC	100%	2017	85,440	97.2 %	1,878,986	22.63	Lowes Foods
North Pointe Center	Durham, NC	100%	2009	226,083	96.8 %	2,957,409	13.52	Harris Teeter
Parkway Centre	Moultrie, GA	100%	2017	61,200	100.0 %	867,367	14.17	Publix
Parkway Marketplace	Virginia Beach, VA	100%	1998	37,804	97.1 %	739,298	20.14	Various Small Shops (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	100%	2001	74,251	100.0 %	1,306,156	17.59	Safeway
Sandbridge Commons	Virginia Beach, VA	100%	2015	69,417	100.0 %	965,532	13.91	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	100%	2011	48,859	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
Chronicle Mill Retail	Belmont, NC	85%[3]	2022	11,530	22.4 %	$172,042	$66.53	Chronicle Mill Collective
North Hampton Market	Taylors, SC	100%	2004	114,954	97.7 %	1,593,023	14.18	PetSmart, Hobby Lobby
One City Center Retail	Durham, NC	100%	2019	22,679	55.7 %	430,167	34.07	Various Small Shops
Overlook Village	Asheville, NC	100%	1990	151,365	100.0 %	2,434,952	16.09	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	100%	2004	159,842	97.3 %	2,651,535	17.04	PetSmart, DSW, Bob's Discount Furniture, Boot Barn
Providence Plaza Retail	Charlotte, NC	100%	2008	49,447	100.0 %	1,586,225	32.08	Orange Theory, Edward Jones, Chipotle
South Square	Durham, NC	100%	2005	109,590	100.0 %	2,117,638	19.32	Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	100%	2021	108,379	94.8 %	5,347,470	52.07	Puttshack, The Gathering Spot
Wendover Village	Greensboro, NC	100%	2004	176,997	98.3 %	3,616,356	20.78	T.J. Maxx, Petco, Beauty World, Golf Galaxy, Five

36

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.

PROPERTY PORTFOLIO CONT.

AS OF SEPTEMBER 30, 2025

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	100%	1998	106,166	100.0 %	$1,945,347	$18.32	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	100%	1999	49,000	100.0 %	753,620	15.38	Regal Cinemas
Liberty Retail	Newport News, VA	100%	2013	25,461	79.0 %	374,411	18.61	
Marketplace at Hilltop[2]	Virginia Beach, VA	100%	2001	116,953	94.5 %	2,732,515	24.72	Total Wine, Panera, Chick-Fil-A
Red Mill Commons	Virginia Beach, VA	100%	2005	373,808	96.6 %	7,297,510	20.21	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	100%	2016	260,131	100.0 %	3,568,173	13.72	Burlington, PetSmart, Michaels, T.J. Maxx
Southshore Shops	Midlothian, VA	100%	2006	40,307	100.0 %	910,094	22.58	Buffalo Wild Wings
The Edison Retail	Richmond, VA	100%	2014	20,196	— %	59,669	0.00	
Stabilized Retail Total				**3,823,373**	**96.0 %**	**$74,112,128**	**$20.20**	

Office Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	100%	2004	57,295	100.0 %	$1,487,750	$25.97	Gather, HDR
4525 Main Street	Virginia Beach, VA	100%	2014	208,760	100.0 %	7,076,037	33.90	Clark Nexsen, Mythics
4605 Columbus Office	Virginia Beach, VA	100%	2002	19,335	100.0 %	522,045	27.00	Armada Hoffler
Armada Hoffler Tower[3]	Virginia Beach, VA	100%	2002	298,353	99.1 %	9,446,718	31.96	Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	100%	1984	129,066	100.0 %	3,552,613	27.53	Truist, HBA, Northwestern Mutual, One Columbus
Two Columbus Office	Virginia Beach, VA	100%	2009	94,708	91.5 %	2,414,838	27.87	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront								
Constellation Office	Baltimore, MD	90%	2016	453,018	100.0 %	$15,484,541	$34.18	Constellation Energy Group
Thames Street Wharf[3]	Baltimore, MD	100%	2010	263,426	98.8 %	8,194,928	31.48	Morgan Stanley
Wills Wharf[2]	Baltimore, MD	100%	2020	326,895	94.1 %	9,593,410	31.18	Canopy by Hilton, Transamerica, RBC, Franklin Templeton, Stifel, EY
Southeast Sunbelt								
Chronicle Mill Office	Belmont, NC	85%[4]	2022	5,932	100.0 %	$177,960	$30.00	Action Behavior Centers
One City Center Office	Durham, NC	100%	2019	128,920	71.0 %	2,814,779	30.73	Duke University
Providence Plaza Office	Charlotte, NC	100%	2008	53,671	100.0 %	1,654,473	30.83	Choate Construction, Cranfill, Sumner, & Hartzog
The Interlock Office[2]	Atlanta, GA	100%	2021	199,170	94.4 %	7,562,029	40.22	Georgia Tech, Pindrop
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	100%	2019	98,061	100.0 %	$2,043,004	$20.83	Huntington Ingalls Industries
Stabilized Office Total				**2,336,610**	**96.5 %**	**$72,025,125**	**$31.94**	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $34.70 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(4) The Company is entitled to a preferred return on its investment in this property.

37

PROPERTY PORTFOLIO CONT.

AS OF SEPTEMBER 30, 2025

ARMADA HOFFLER

Multifamily Properties - Stabilized	Location	Ownership %	Year Built / Redeveloped	Units	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach							
Encore Apartments	Virginia Beach, VA	100%	2014	286	95.5 %	$6,124,984	$1,870
Premier Apartments	Virginia Beach, VA	100%	2018	131	95.4 %	3,129,930	2,087
The Cosmopolitan	Virginia Beach, VA	100%	2020	342	95.6 %	9,584,970	2,443
Harbor Point - Baltimore Waterfront							
1305 Dock Street	Baltimore, MD	90%	2016	103	95.1 %	$3,028,589	$2,575
1405 Point[2]	Baltimore, MD	100%	2018	289	93.8 %	8,838,189	2,718
Southeast Sunbelt (5)							
Chronicle Mill	Belmont, NC	85%[3]	2022	238	97.5 %	$5,279,374	$1,896
The Everly	Gainesville, GA	100%	2022	223	90.6 %	4,066,128	1,677
Chandler Residences	Roswell, GA	100%	2024	137	90.5 %	4,330,232	2,910
Mid-Atlantic							
Liberty Apartments	Newport News, VA	100%	2013	199	94.0 %	$4,046,164	$1,803
Smith's Landing[2]	Blacksburg, VA	100%	2009	284	94.7 %	5,926,183	1,836
The Edison	Richmond, VA	100%	2014	174	91.4 %	3,117,749	1,634
Stabilized Multifamily Total				**2,406**	**94.2 %**	**$57,472,492**	**$2,113**

Properties under Redevelopment or Impacted by Significant Disruptive Events	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF [1] /Units	Occupancy[1]	ABR/AQR [1]	ABR per Occupied SF/ Monthly AQR per Occupied Unit
Greenside Apartments	Charlotte, NC	100%	2018	225	86.7 %	$4,521,334	$1,932
Columbus Village II	Virginia Beach, VA	100%	1996/2023	91,790	95.3 %	1,606,335	18.37

Equity Method Investments	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1][4]	ABR per Occupied SF[1]
Harbor Point - Baltimore Waterfront							
T. Rowe Price	Baltimore, MD	50%	2025	$ 553,000	100.0 %	$7,900,064	$14.29
Parcel 3 Retail	Baltimore, MD	50%	2025	$ 20,200	— %	—	—
Harbor Point Parcel 3 Total				**$ 573,200**	96.5 %	$7,900,064	**$14.29**

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The Company is entitled to a preferred return on its investment in this property.*
(4) *Represents the Company's 50% share of ABR.*
(5) *Greenside Apartments has been moved out of stabilized in the current quarter due to significant disruptive events.*

38

RECONCILIATION OF DEBT & EBITDAre

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Property Net Operating Income	$44,954	$42,480	$42,240	$41,574
Property Miscellaneous Expense, Net	(87)	(124)	(266)	(146)
Non-Recurring Bad Debt Adjustment	152	140	2,166	488
Non-Recurring Termination and Assignment Fee Adjustment	(1,862)	(142)	(153)	(96)
Amortization of Right-of-Use Assets	(395)	(396)	(395)	(395)
Accelerated Amortization of Intangible Assets and Liabilities	—	—	(169)	—
Equity in NOI of Unconsolidated Real Estate Entities[1]	2,246	2,479	1,070	—
Property Adjusted EBITDAre	**$45,008**	**$44,437**	**$44,493**	**$41,425**
Disposition	—	—	—	(1,260)
Development/Redevelopment	(2,668)	(475)	(1,248)	(990)
Stabilized Portfolio Adjusted EBITDAre	**$42,340**	**$43,962**	**$43,245**	**$39,175**
Construction Gross Profit	2,064	1,384	1,364	2,093
Corporate G&A	(4,300)	(5,806)	(7,153)	(4,494)
Non-Cash Stock Compensation	1,103	1,364	3,464	1,241
Interest Income	4,135	4,075	4,176	4,569
Other Income (Expense), Net	—	—	9	2
Total Adjusted EBITDAre	**$45,342**	**$44,979**	**$45,105**	**$42,586**
Stabilized Property Debt	472,537	504,190	510,389	512,266
Add: Unsecured Property Debt	454,000	406,301	419,418	403,417
Stabilized Portfolio Debt	**$926,537**	**$910,491**	**$929,807**	**$915,683**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	**5.5x**	**5.2x**	**5.4x**	**5.8x**
Total Debt[2]	1,487,257	1,448,237	1,321,436	1,297,510
Cash	(49,824)	(54,601)	(48,567)	(72,223)
Net Debt	**$1,437,433**	**$1,393,636**	**$1,272,869**	**$1,225,287**
Net Debt/Total Adjusted EBITDAre	**7.9x**	**7.7x**	**7.1x**	**7.2x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,608,518**	**$1,564,721**	**$1,443,954**	**$1,396,372**
Net Debt + Preferred /Total Adjusted EBITDAre	**8.9x**	**8.7x**	**8.0x**	**8.2x**

39

(1) Excludes Interest expense, depreciation, & amortization component attributable to unconsolidated real estate entities.
(2) Excludes GAAP adjustments.

40 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,203 $— $376 $365 $1,103 $— $3,047 Office 715 — 2,125 2 1,590 — 4,432 Multifamily — — — 7 1,195 449 1,651 Total Portfolio $1,918 $— $2,501 $374 $3,889 $449 $9,131 Three Months Ended September 30, 2025(1) Nine Months Ended September 30, 2025(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $2,399 $10 $1,868 $965 $1,905 $— $7,147 Office 2,377 — 2,710 9 4,272 — 9,367 Multifamily — — — 40 2,933 1,038 4,011 Total Portfolio $4,776 $10 $4,578 $1,014 $9,109 $1,038 $20,526

41 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three Months Ended 9/30 Nine Months Ended 9/30 2025 2024 2025 2024 Retail Same Store Rental Revenues $23,653 $23,861 $71,888 $71,456 Property Expenses 6,144 6,191 18,473 17,851 NOI 17,509 17,670 53,415 53,605 Non-Same Store NOI(1) 1,199 921 1,586 2,901 Segment NOI $18,708 $18,591 $55,001 $56,506 Office Same Store Rental Revenues $24,257 $23,599 $70,966 $68,246 Property Expenses 8,405 8,434 24,697 24,198 NOI 15,852 15,165 46,269 44,048 Non-Same Store NOI(1) 1,009 3,952 1,275 3,981 Segment NOI $16,861 $19,117 $47,544 $48,029 Multifamily Same Store Rental Revenues $13,282 $13,155 $39,794 $39,311 Property Expenses 5,743 5,512 16,201 15,703 NOI 7,539 7,643 23,593 23,608 Non-Same Store NOI(1) 1,846 411 3,536 1,262 Segment NOI $9,385 $8,054 $27,129 $24,870 Total Property Portfolio NOI $44,954 $45,762 $129,674 $129,405

RECONCILIATION OF NET INCOME TO PROPERTY ADJUSTED EBITDAre

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Net (Loss) Income Attributable to Common Stockholders and OP Unitholders	($3,575)	$3,907	($7,227)	$26,140
Excluding:				
Depreciation and Amortization	22,718	21,356	22,821	24,870
Gain on Real Estate Dispositions	—	—	—	(21,305)
Gain on Consolidation of Real Estate Entities	—	(6,915)	—	—
Impairment of Real Estate Assets	350	—	—	—
Income Tax Provision	192	(567)	190	(494)
Interest Expense	22,718	21,271	18,109	18,376
Interest Expense, Depreciation, & Amortization of Unconsolidated Real Estate Entities(2)	2,208	2,801	2,982	—
EBITDAre	$44,612	$41,853	$36,875	$47,587
Change in Fair Value of Derivatives and Other	1,216	(648)	1,210	(7,273)
Preferred Dividends	2,887	2,887	2,887	2,887
Loss on Extinguishment of Debt	69	—	—	134
Non-Recurring Bad Debt Adjustment	152	140	2,166	488
Non-Recurring Termination Fee Adjustment	(1,862)	(142)	(153)	(96)
Accelerated Amortization of Intangible Assets and Liabilities	—	—	(169)	—
Acquisition, Development, & Other Pursuit Costs	10	286	54	1
Unrealized Credit Loss (Release) Provision	(126)	(209)	22	103
Investment Entities	(51)	(77)	(3)	9
Non-Cash Stock Compensation	1,103	1,364	3,464	1,241
Development/Redevelopment	(2,668)	(475)	(1,248)	(990)
Dispositions	—	—	—	(1,260)
Total Adjusted EBITDAre	$45,342	$44,979	$45,105	$42,831
Construction Gross Profit	(2,064)	(1,384)	(1,364)	(2,093)
Corporate G&A	4,300	5,806	7,153	4,494
Non-Cash Stock Compensation	(1,103)	(1,364)	(3,464)	(1,241)
Interest Income	(4,135)	(4,075)	(4,176)	(4,569)
Other (Expense), Net	—	—	(9)	(2)
Stabilized Portfolio Adjusted EBITDAre	$42,340	$43,962	$43,245	$39,420
Disposition	—	—	—	1,260
Development	2,668	475	1,248	990
Property Adjusted EBITDAre	$45,008	$44,437	$44,493	$41,670

42

43 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated November 3, 2025, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on November 3, 2025. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS